EXERCISE OF OPTION

AND

AMENDMENT TO FARMOUT AGREEMENT

A.           Reference is here made to that certain Farmout Agreement dated July 23, 2012 (herein referred to as the “Farmout Agreement”), by and between Bancorp Holdings, LLC, Carrier Acquisitions, LLC, and LHMF, LLC (herein referred to as “Farmors”) and Richland Resources Corporation, Sun Delta, Inc., and Amerril Energy, LLC (herein referred to as “Farmees”).

B.           Reference is also made to that certain Option Agreement dated July 23, 2012, (herein referred to as the "Option Agreement") whereby Farmees granted an option to Leon County Minerals, LLC to purchase a percentage interest in the ownership interest of Farmees in the Farmout Agreement.

C.           Leon County Minerals, LLC has this day assigned its interest in the Option Agreement to Steadfast Resources, LLC, a Nevis limited liability company (herein referred to as (“Steadfast”).

D.           Leon County Minerals, LLC has requested that the parties to the Farmout Agreement consent to and ratify said assignment.

E.           As recipient of said assigned interest, Steadfast wishes to exercise its rights under the Option Agreement, on the condition that the Farmout Agreement is amended as hereinafter set forth.

F.           To induce Steadfast to join in the Farmout Agreement, Farmors and Farmees have agreed to amend the terms of the Farmout Agreement as hereinafter set forth.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned do hereby agree to the following:

1.	Farmors and Farmees do hereby consent to and ratify the assignment dated of even date herewith, from Leon County Minerals, LLC to Steadfast, of Leon County Minerals, LLC’s interest in the Option Agreement.

2.	Steadfast does hereby exercise its option under the Option Agreement to purchase a 50% interest in Farmees ownership interest in the Farmout Agreement and has this day remitted to Farmees a cash sum of $250,000.00, the receipt of which is hereby acknowledged by Farmees.

3.	Farmors, Farmees and Steadfast agree that the Farmout Agreement is hereby amended so that 100% of the expenses of drilling the Test Well, and any substitute well, shall be borne solely by Farmees and Steadfast and allocated between them as follows:

Exercise of Option and

Amendment to Farmout Agreement

Farmees:	50.00%

Steadfast:	50.00%

Total:	100.00%

4.          After production on the Test well, or any substitute well, is achieved, costs and revenues will be allocated:

	Working Interest	Net Revenue Interest

Farmors:	18.75000%	14.06250%

Richland:	13.53700%	10.15275%

Sun Delta:	13.54400%	10.15800%

Amerril	13.54400%	10.15800%

Steadfast	40.62500%	30.46875%

Farmors ORRI		5.00000%

Lessors Royalty		20.00000%

Total:	100.00000%	100.00000%

5.          Subsequent wells will be owned as follows:

	Working Interest	Net Revenue Interest

Farmors	00.00%	00.0000%

Richland	16.66%	12.4950%

Sun Delta	16.67%	12.5025%

Amerril	16.67%	12.5025%

Steadfast	50.00%	37.5000%

Farmors ORRI		5.0000%

Lessors Royalty	_______	20.0000%

Total	100.00%	100.0000%

Exercise of Option and

Amendment to Farmout Agreement

6.	The Operating Agreement referenced in the Farmout Agreement is hereby amended to conform to the provisions of this Agreement.

7.	Address for notice for Steadfast shall be as follows:

Steadfast Resources, LLC
c/o Rolfe Johnson, P.C.
1330 Post Oak Blvd., Suite 1600
Houston, Texas 77056-3072

8.	Except as amended hereby, the Farmout remains in full force and effect:

EFFECTIVE as of the 3rd day of August, 2012.

BANCORP HOLDINGS, LLC		CARRIER ACQUISITIONS, LLC

By: /s/ Walter Quinn		By:/s/ John Lewis
Walter Quinn, Manager		John Lewis, Manager

LHMF, LLC		RICHLAND RESOURCES CORPORATION

By:	/s/ Lane McNamara	By:
Lane McNamara, Manager		Kenneth A. Goggans, Chief Executive Officer

SUN DELTA, INC.		AMERRIL ENERGY, LLC

By: /s/ Matthew Battrick		By: /s/ Ping He
Matthew Battrick, Director		Ping He, President

LEON COUNTY MINERALS, LLC		STEADFAST RESOURCES, LLC

By: /s/ Lane McNamara		By: /s/ J. Rolfe Johnson
Lane McNamara, Manager		J. Rolfe Johnson, Member Manager

Exercise of Option and

Amendment to Farmout Agreement